9. NOTES PAYABLE	12 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
9. NOTES PAYABLE

Notes payable, consist of the following:

	June 30, 2014	June 30, 2013
Promissory Note	$1,172	$-
3.25 % Secured note	$60	$60
	$1,232	$60

Promissory note

In October 2013 our third party manufacturer, Olympic Oil, owned by Delta Petroleum Company (“Delta”), entered into a $1,211 promissory note agreement with the Company for past due invoices. At June 30, 2014 the balance of the promissory note is $1,172.  In February 2014 the Company entered into a two year Intercreditor, Forbearance, Security and Account Control Agreements with Delta. The agreements provide for Delta to continue with the manufacturing and fulfillment of the Company’s lubricant products to its customers. The receivables generated from these sales will be used as collateral and customer payments will be sent directly to a blocked bank account controlled by Delta. The profits generated from these sales will be applied to the promissory note. If by February 2015 the balance of the promissory note is greater than $606 then the Company will pay Delta the difference between the outstanding balances of the note less $606. The full repayment of the promissory note is due in February 2016. The Company considers the cash held in the blocked bank account to be restricted cash. As of June 30, 2014 and 2013 restricted cash is $72 and $0, respectively.

3.25% Secured note

At June 30, 2014 and 2013, the balance of the 3.25% secured note payable is $60.  As of June 30, 2014 and 2013, accrued interest was $237 and $234, respectively. The note matured on September 30, 2013. It has not been extended and currently is in default and payable upon demand. Since the note is in default, the outstanding principal amount per the agreement bears default interest at a rate three percent (3.0%) greater than the stated rate per annum. Until the default is cured the note will accrue interest at a rate of 6.25%.